                                                                   Exhibit 10.12

                     FIFTH AMENDMENT TO CREDIT AGREEMENT AND
                         AMENDMENT TO SECURITY DOCUMENTS

     This FIFTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY DOCUMENTS (this "Amendment") dated as of March 31, 2001, is among (a) WASTE INDUSTRIES, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Old Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Old Parent, the "Existing Borrowers"), (b) FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on the signature pages hereto (collectively, the "Banks"), (c) FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Administrative Agent"), (d) FLEET NATIONAL BANK, as Collateral Agent for the Banks and the Noteholders (as defined below) (the "Collateral Agent"), and (e) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the "Documentation Agent").

     WHEREAS, the Existing Borrowers, the Banks, the Administrative Agent and the Documentation Agent are parties to that certain Revolving Credit Agreement dated as of November 9, 1999 (as amended, the "Credit Agreement");

     WHEREAS, the Old Parent and The Prudential Insurance Company Of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, U.S. Private Placement Fund (collectively with any other noteholders who are or may become parties, the "Noteholders") are parties to certain Purchase Agreements (as defined in the Credit Agreement and as amended, restated and otherwise modified through the date hereof, the "Purchase Agreements");

     WHEREAS, the Existing Borrowers and the Collateral Agent are parties to that certain Security Agreement dated as of November 9, 1999 (as amended, the "Security Agreement");

     WHEREAS, the Existing Borrowers have requested that the Administrative Agent and the Majority Banks consent to a Reorganization (as defined below);

     WHEREAS, in connection with the issuance of the Sampson County Bonds (as defined in the Third Amendment to the Credit Agreement), the Old Parent has requested to retain certain transfer rights in Designated Property (as defined below) prior to an Event of Default;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms which are used herein without
                -------------
definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement with Respect to the
                ------------------------------------------------------
                Reorganization
                --------------

(A) As of the Fifth Amendment Effective Date, the Preamble of the Credit Agreement is hereby amended by deleting the Preamble in its entirety and replacing it with the following New Preamble:

     This REVOLVING CREDIT AGREEMENT is made as of November 9, 1999, by and among (a) WASTE HOLDINGS, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Parent, the "Borrowers"), (b) FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110 (acting in its individual capacity, "Fleet"), and the other lending institutions listed on Schedule 1 (collectively,
                                                       ----------
the "Banks"), (c) FLEET NATIONAL BANK, as Administrative Agent for the Banks, (the "Administrative Agent"), and (d) Branch Banking AND Trust Company, as Documentation Agent for the Banks (the "Documentation Agent").

(B) All references to "BKB" appearing in the Credit Agreement shall be replaced with "Fleet"; and all references to Parent appearing in the Credit Agreement shall be replaced with "Waste Holdings, Inc."

     Section 3. Amendments to the Credit Agreement with Respect to the Bond
                -----------------------------------------------------------
                Closing
                -------

(A) As of the date of issuance of the Sampson County Bonds (the "Bond Closing Date"), Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Designated Intellectual Property. Those patents, patent applications,
           --------------------------------
     trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill owned by Waste Industries of Mississippi, LLC or Waste Industries Property Co, LLC (each, an "IP Holder" and, collectively, the "IP Holders"), and all licenses, permits (to the full extent such permits are assignable by law, subject to regulatory approval if required, and pursuant to their terms), agreements of any kind or nature pursuant to which one or both of the IP Holders possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or by which others hold the right to possess, use or have authority to possess or use property (whether tangible or intangible) of one or both of the IP Holders, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics of one or both of the IP Holders.

          Designated Intercompany Debentures. Subordinated intercompany
          ----------------------------------
     debentures held by Waste Services of Memphis, LLC, issued by a Borrower which shall be in the form of Exhibit A hereto and which shall be pledged
                                   ---------
     to the Collateral Agent.

          Designated LLCs. Waste Industries of Mississippi, LLC; Waste Services
          ---------------
     of Memphis, LLC; WasteCo, LLC; and Waste Services of Tennessee, LLC, each a Delaware limited liability company, so long as such company is treated as a corporation or partnership for federal tax purposes.

          Designated Property. Includes (a) the applicable Borrower's ownership
          -------------------
     interests in the Designated LLCs; (b) annuity contracts; (c) Investments held principally as a passive vehicle for the production of income held by a Borrower, (d) the Designated Intercompany Debentures; (e) prior to its conversion into an LLC, the stock of S&S Enterprises, Inc.; (f) the cash and cash equivalents, overnight sweep investments (such as repurchase agreements), and intercompany notes, loans and accounts payable of the Borrowers; (g) that certain Senior Subordinated Note dated February 2, 1999 made by Liberty Waste Services, LLC (an entity not affiliated with the Borrowers) in favor of Liberty Waste Lending Company, LLC in the maximum principal amount of $11,538,000; and (h) the Designated Intellectual Property.

          Designated Property Notice Period. After the occurrence and
          ---------------------------------
     continuation of a Default or an Event of Default, the period beginning three days after the receipt by the Parent of written notice from the Administrative Agent of its election to terminate the rights granted in
     Section 7.12 hereof, and ending upon receipt by the Parent of written notice that the Administrative Agent has elected to restore the rights granted in Section 7.12 hereof.

          Secured Obligations. Obligations, as defined in the Security
          -------------------
     Agreement."

(B) Section 6.16(b) of the Credit Agreement is hereby amended in relevant part to read as follows:

     "...and such shares, partnership interests and membership interests shall at all times, except with respect to Permitted Transfers, be pledged to the Collateral Agent for the benefit of the Banks and the Noteholders pursuant to a Pledge Agreement."

(C) Section 7.1(c) of the Credit Agreement is hereby amended by deleting that
Section in its entirety and by adding the following New Section 7.1(c):

          "Indebtedness of one Borrower (other than a Designated LLC) to another Borrower (other than a Designated LLC);

(D) Section 7.1 of the Credit Agreement is hereby amended by adding the following New Section 7.1(i):

          "Indebtedness of the Borrowers to the Designated LLCs which is evidenced by Designated Intercompany Debentures, in an aggregate amount not to exceed $100,000,000."

(E) Section 7.1 of the Credit Agreement is hereby amended by adding the following New Section 7.1(j):

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                                       -4-

          "Indebtedness of a Designated LLC to a Borrower, whether in the form of intercompany payables, advances, notes or debentures, each of which is pledged to the Collateral Agent, the proceeds of which are loaned or contributed as capital to a direct or indirect Subsidiary of such Designated LLC, which Subsidiary is a Borrower (and not a Designated LLC). The aggregate amount of all such Indebtedness permitted under this Section 7.1(j) shall not exceed $100,000,000."

(F) Section 7.1 of the Credit Agreement is hereby amended by adding the following New Section 7.1(k):

          "Guaranty obligations of Parent with respect to undertakings by Sampson County Disposal, Inc. (or Sampson County Disposal, LLC as successor to Sampson County Disposal, Inc.) under (i) the Remarketing and Interest Services Agreement by and between Sampson County Disposal, Inc., Parent and Wachovia Securities, Inc. and (ii) the Bond Purchase Agreement by and among Wachovia Securities, Inc., The Sampson County Industrial Facilities and Pollution Control Financing Authority, Sampson County Disposal, Inc. and Parent."

(G) Section 7.3(g) of the Credit Agreement is hereby amended by deleting that
Section in its entirety and by adding the following New Section 7.3(g):

          "(g) Investments consisting of loans and advances by any Borrower to another Borrower (other than a Designated LLC);"

(H) Section 7.3 of the Credit Agreement is hereby amended by inserting the following New Section 7.3(i):

          "(i) Investments consisting of the applicable Borrower's ownership interests in the Designated LLCs (and the related capital contributions in respect thereof) as set forth in Schedule 7.3 and Investments in the
                                      ------------
     Borrowers by the Designated LLCs constituting Indebtedness permitted under
     Section 7.1."

(I) Section 7.4.2 of the Credit Agreement is hereby amended by inserting the following clause immediately before the first sentence:

          "Except in the case of a Permitted Transfer,"

(J) Section 7 of the Credit Agreement is hereby amended by adding the following
Section 7.12:

          "7.12. Transfer Rights (a)Notwithstanding any provisions contained
                 ---------------
     herein, transfers of Designated Property (each, a "Permitted Transfer" and collectively, "Permitted Transfers") will be permitted while the Sampson County Bonds are issued and outstanding, provided, that the following conditions are met:

          (i)  such Permitted Transfer is made for fair market value;

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                                       -5-

          (ii) the proceeds of such Permitted Transfer are applied to pay down the outstanding Revolving Credit Loans (but without a permanent reduction of the Total Commitment);

          (iii)in the case of a transfer of the ownership interests in a Designated LLC, the Designated LLC subject to such transfer shall reaffirm its joint and several Obligations with respect to the Secured Obligations by entering into a Guaranty Agreement in form and substance satisfactory to the Administrative Agent and the Noteholders (the "Designated Guaranty"); and

          (iv) all assets of a transferred Designated LLC other than Designated Property shall remain subject to the lien thereon that has been granted to the Collateral Agent for the benefit of the Banks and the Noteholders for the Secured Obligations, and both the transferee of such Designated LLC and the Designated LLC shall each have acknowledged the full force and effect of such lien and Designated Guaranty executed by such Designated LLC pursuant to
               (iii) above.

          (b) In the event of a proposed Permitted Transfer of any membership units or interests of a Designated LLC or any Designated Property, the proposed transferor will give the Collateral Agent and the Administrative Agent at least fifteen Business Days prior written notice of the proposed Permitted Transfer. Subject to the Administrative Agent's election to exercise its rights of first refusal as set forth below, the Collateral Agent will, in accordance with Section 24 of the Security Agreement, and within ten Business Days of receipt of such notice, endorse, assign and deliver to the transferor the requested certificates, if any, of membership units or ownership interests, or any other Designated Property in the Collateral Agent's possession or under its control, which are included in the Permitted Transfer by the transferor and any other instruments or documents evidencing the ownership of such membership units or ownership interest or Designated Property in the Collateral Agent's possession or under its control, in accordance with Section 24 of the Security Agreement. Upon receipt of the proceeds of the Permitted Transfer for application to the Revolving Credit Loans (but without a permanent reduction of the Total Commitment), the Collateral Agent, the Banks and the Noteholders shall have no further interest or right to such membership units or interests or such Designated Property, and, if requested by transferor or transferor's transferee, the Collateral Agent (in accordance with Section 24 of the Security Agreement) shall execute an appropriate termination of the lien with respect to such units or interests, or such Designated Property, as applicable; provided that any Designated LLC subject to a Permitted Transfer shall retain its joint and several Obligations with respect to the Secured Obligations by entering into a Designated Guaranty and the liens on the assets of such Designated LLC (other than Designated Property) granted to the Collateral Agent for the benefit of the Banks and the Noteholders for the Secured Obligations shall continue in force and shall be reaffirmed by the Designated LLC as a condition of the Permitted Transfer. To the extent that, notwithstanding the above, any Permitted Transfer of membership units or ownership interests or Designated Property by a Borrower occurs after the Designated Property Notice Period, the proceeds shall be applied to pay the outstanding Secured Obligations and shall permanently reduce the Commitment by the amount allocated to the Revolving Credit Loans pursuant to the terms of the Intercreditor Agreement.

          (c) After the beginning of the Designated Property Notice Period, the provisions set forth in this Credit Agreement and Loan Documents allowing the Permitted Transfers shall terminate, until such time, if ever, as restored by the written election of the Administrative Agent.

          (d) Right of First Refusal. If at any time following the date of this
              ----------------------
     Amendment, the owner of Designated Property (the "Seller of Designated Property") receives a bona fide offer from a third party to purchase all or any part of the Designated Property for a purchase price that has been reached through arms-length negotiation and the Seller of Designated Property wishes to accept such offer (the "Third Party Offer"), that Seller of Designated Property shall, as a condition precedent to his or her right to sell such Designated Property to the third party, comply with the following procedure:

          1. By written notice (the "Notice of Sale of Designated Property"), the Seller of Designated Property shall inform the Collateral Agent of the Third Party Offer. The Notice must contain the name of the offeror, a description of the Designated Property to be sold, the purchase price, the proposed closing date (which shall in no event be sooner than twenty Business Days from the date of the Notice of Sale of Designated Property), all other terms and conditions of the Third Party Offer and shall further contain an offer to sell all of such Designated Property to the Collateral Agent or its assign pursuant to the terms and provisions of this
               Section 7.12(d) and on the same terms and conditions contained in the Third Party Offer.

          2. The Collateral Agent may elect, in accordance with Section 24 of the Security Agreement, with the consent of the Majority Banks, the Required Holders and the Administrative Agent, exercisable within twenty Business Days of the receipt of the Notice of Sale of Designated Property, to purchase all of such Designated Property contained in the Third Party Offer. In addition, the Collateral Agent, in accordance with Section 24 of the Security Agreement, with the consent of the Majority Banks, the Noteholders and the Administrative Agent, shall be entitled to assign its right to purchase such Designated Property to one or more third parties.

          3. If the Collateral Agent shall elect to purchase all of such Designated Property, it shall, in accordance with Section 24 of the Security Agreement, deliver notice of the exercise of its option to the Seller of Designated Property not later than the expiration of the twentieth Business Day following receipt of the Notice of Sale of Designated

               Property. In addition, if the Collateral Agent shall assign some or all of its right to purchase such Designated Property to a third party, it shall, in accordance with Section 24 of the Security Agreement, deliver notice of such assignment, together with notice of Designated Property to be purchased by such third party, not later than the twentieth Business Day following receipt of the Notice of Sale of Designated Property. Following delivery of the Collateral Agent's (or the third party's) notice of the exercise of the option granted herein to purchase such Designated Property, the Collateral Agent (or such third party) shall, in accordance with Section 24 of the Security Agreement, set a closing date, which shall be not later than thirty days following the delivery of the Collateral Agent's (or the third party's) notice of exercise of right to purchase such Designated Property.

          4. To the extent that the Collateral Agent and its assigns shall not elect to purchase all of such Designated Property, the Seller of Designated Property shall thereafter be entitled to sell all of such Designated Property upon the terms and conditions set forth in the Notice of Sale of Designated Property. Any modification of such terms and conditions shall require additional compliance with the provisions of this Section 7.12(d).

(K) Section 12.1(o) of the Credit Agreement is hereby amended by inserting the following new clause immediately after (i):

     "except with respect to the applicable Designated LLC after a Permitted Transfer,"

     Section 4. Amendments to the Credit Agreement with Respect to the
                ------------------------------------------------------
                Covenants.
                ---------

(A) Section 1.1 of the Credit Agreement is hereby amended by amending the first sentence of the second paragraph of the definition of Consolidated Earnings
                                                      ---------------------
Before Interest, Taxes and Amortization or EBITA to read as follows:
------------------------------------------------

     "For purposes of calculating the financial covenants set forth in Section 8 (other than Section 8.4), the Borrowers may include the EBITA for the prior twelve (12) months of companies acquired by the Borrowers during the respective reporting period (without duplication with respect to the adjustments set forth above) only if (A) the financial statements of such acquired Borrowers have been audited for the period sought to be included by an independent accounting firm satisfactory to the Administrative Agent, or (B) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements."

     (B) Section 8.4 of the Credit Agreement is hereby amended by deleting that
Section in its entirety and inserting the following New Section 8.4:

     "8.4 Interest Coverage.
          -----------------

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                                       -8-

          The Borrowers will not permit the ratio of (x) actual reported EBITA to (y) Consolidated Total Interest Expense to be less than the ratio for the quarters ending on or within the respective periods set forth in the following table:

     ---------------------------------------------------------------------------

               Fiscal Quarters Ending                  Ratio
               ----------------------                  -----
     ---------------------------------------------------------------------------
     March 31, 2001 through September 30, 2001       2.00:1.00
     ---------------------------------------------------------------------------
                 December 31, 2001                   2.25:1.00
     ---------------------------------------------------------------------------
           March 31, 2002 and thereafter             2.50:1.00
     ---------------------------------------------------------------------------

     (C) Section 8.6 of the Credit Agreement is hereby amended by deleting that
Section in its entirety and inserting the following New Section 8.6:

     "8.6 Capital Expenditures.
          --------------------

          Capital Expenditures for any fiscal year shall not exceed (i) $30,000,000 for the fiscal year 2001, and (ii) thereafter, 2.0 times the sum of (a) actual depreciation expenses plus (b) amortization expense
                                             ----
     pertaining to landfills for such year."

     (D) Section 7.4.1(j) of the Credit Agreement is hereby amended by adding the following clause at the end of said Section 7.4.1(j):

     "provided, however, from the Fifth Amendment Effective Date until the
      --------  -------
     delivery by the Borrowers to each of the Banks of (i) the Compliance Certificate for the fiscal quarter ending March 31, 2002 showing the Borrower's compliance with the financial covenants contained in the Credit Agreement, as amended, and (ii) the Borrowers' financial statements as described in Section 6.4 of the Credit Agreement for the fiscal year ending December 31, 2001, all references to "$15,000,000" in this Section 7.4.1 shall be replaced with "$5,000,000".

     Section 5. Other Amendments to the Credit Agreement.
                ----------------------------------------

     Section 12.1 of the Credit Agreement is hereby amended by replacing the following clause, located immediately after the listing of items 12.1(a) through 12.1(p):

     "then, and in any such event, so long as the same may be continuing,"

with the following new clause:

     "then, and in any such Event of Default, so long as the same may be continuing,"

     Section 6. Amendments to the Security Agreement.
                ------------------------------------

     As of the date hereof, the Borrowers shall enter into an Amended and Restated Security Agreement, in the form of Exhibit B attached hereto.
                                            ---------

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                                       -9-

     Section 7. Amendments to the Membership Interest Pledge Agreements.
                -------------------------------------------------------

     (a) As of the date hereof, the following Existing Borrowers shall enter into an Amended and Restated Membership Interest Pledge Agreement, in the form of Exhibit C attached hereto:
   ---------

     (i) Waste Holdings, Inc., pledging its membership interests in all of its subsidiaries;

     (ii) WasteCo, LLC, pledging its 1% membership interest in Waste Services of Tennessee, LLC; and

     (iii) Waste Industries of Mississippi, LLC, pledging its 99% membership interest in Waste Services of Tennessee, LLC, and its 100% membership interest in each of Railroad Avenue Disposal, LLC, Old Kings Road Solid Waste, LLC and Waste Industries Property Co., LLC.

     (b) As of the Bond Closing Date, each Membership Interest Pledge Agreement other than those listed in paragraph (a) above is hereby amended by adding the following new section 4.5:

          "4.5 Designated LLCs. Subject to the procedures set forth below, the
               ---------------
     Pledgor shall at any time prior to the commencement of the Designated Property Notice Period have the right to make Permitted Transfers of any or all of the outstanding membership units or interests in each of the Designated LLCs, provided that the provisions of Section 7.12 of the Credit Agreement and paragraphs 6E(3) and 6E(4) of the Purchase Agreements are met with respect thereto. In the event of a proposed Permitted Transfer of any membership units or interests of a Designated LLC or any Designated Property, the Pledgor will give the Collateral Agent at least twenty Business Days prior written notice of the proposed Permitted Transfer. Subject to the Collateral Agent's election to exercise its right of first refusal as set forth in Section 7.12(d) of the Credit Agreement paragraph 6E(4) of the Purchase Agreements, the Collateral Agent will, within ten Business Days of receipt of such notice, endorse, assign and deliver to the Pledgor the requested certificates, if any, of membership units or ownership interests, or any other Designated Property in the Collateral Agent's possession or under its control, which are included in the Permitted Transfer by the Pledgor and any other instruments or documents evidencing the ownership of such membership units or ownership interest or Designated Property in the Collateral Agent's possession or under its control. Upon receipt of the proceeds of the Permitted Transfer for application to the Revolving Credit Loans (but without a permanent reduction of the Total Commitment), the Collateral Agent, the Banks and the Noteholders shall have no further interest or right to such membership units or interests or such Designated Property and, if requested by Pledgor or Pledgor's transferee, shall execute an appropriate termination of the lien with respect to such units or interests, or such Designated Property, as applicable; provided that any Designated LLC subject to a Permitted Transfer shall retain its joint and several Obligations with respect to the

     Secured Obligations by entering into a Designated Guaranty and the liens on the assets of such Designated LLC (other than Designated Property) granted to the Collateral Agent for the benefit of the Banks and the Noteholders for the Secured Obligations shall continue in force and shall be reaffirmed by the Designated LLC as a condition of the Permitted Transfer. To the extent that notwithstanding the above, any Permitted Transfer by the Pledgor of membership units or ownership interests or Designated Property occurs during a Designated Property Notice Period, the proceeds shall be applied to pay the outstanding Secured Obligations and shall permanently reduce the Commitment by the amount allocated to the Revolving Credit Loans pursuant to the terms of the Intercreditor Agreement."

     Section 8. Amendments to the Stock Pledge Agreement.
                ----------------------------------------

     As of the date hereof, Waste Holdings, Inc. shall enter into a Stock Pledge Agreement, in the form of Exhibit D attached hereto.
                          ---------

     Section 9. Consent and Waiver under the Credit Agreement.
                ---------------------------------------------

     (a) The Old Parent has advised the Administrative Agent, the Banks and the Noteholders that it (along with its Subsidiaries) will be reorganized as described in Schedule 7.4 hereto (the "Reorganization") on or about March 31,
             ------------
2001. In the Reorganization, the Old Parent will be merged into a subsidiary of Waste Holdings, Inc., and Waste Holdings Inc. will become the Parent of the Subsidiaries.

     (b) To allow the reorganization, and subject to the satisfaction of the conditions contained in Section 12 hereof, the Administrative Agent and the Majority Banks hereby waive the provisions of Sections 6.5 and 7.4.1 of the Credit Agreement to allow the Reorganization on the conditions that:

     (i) the terms and conditions of the Reorganization shall be substantially those set forth in Paragraph 9(a) above;

     (ii) the Old Parent shall deliver to the Administrative Agent the consent of the Noteholders (the "Prudential Consent") and the shareholders of the Old Parent to the Reorganization;

     (iii) simultaneously with or prior to the closing of the Reorganization, the Existing Borrowers shall enter into

               (A)  an amended and restated Security Agreement;

               (B) a Membership Interest Pledge Agreement pledging all membership interests in any of the Subsidiaries held by Waste Holdings, Inc., if such Subsidiary is a limited liability company;

               (C) a Stock Pledge Agreement pledging all stock in any corporate Subsidiary held by Waste Holdings, Inc.;

               (D) an Intercompany Subordination Agreement, subordinating the Designated Intercompany Debentures to the Obligations (as defined in the Security Agreement); and

               (E) Amended and Restated Promissory Notes and an Amended and Restated Swing Line Note, executed by all of the Borrowers.

     Section 10. Affirmation and Acknowledgment.
                 ------------------------------

     The Existing Borrowers hereby ratify and confirm all of their Obligations to the Banks, including, without limitation, the Revolving Credit Loans, the Notes and the other Loan Documents, and the Existing Borrowers hereby affirm their absolute and unconditional promise to pay to the Banks all Obligations under the Credit Agreement. Such Existing Borrowers hereby confirm that the Secured Obligations are and shall remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by such Existing Borrowers as security for the Secured Obligations and that the Collateral Agent's security interests and liens on the Collateral (as defined in the Security Agreement) shall remain in full force and effect not withstanding the Reorganization.

     Section 11. Representations and Warranties.
                 ------------------------------

     Each of the Existing Borrowers hereby represents and warrants to the Banks as follows:

     1. that the representations and warranties contained in Section 5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated by the Reorganization or permitted by the Credit Agreement, this Amendment and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     2. that, taking into account the effects of this Amendment, on the closing date of the Reorganization, no Default or Event of Default has occurred and is continuing, and consummation of the Reorganization will not otherwise create a Default or an Event of Default;

     3. The execution and delivery by the Existing Borrowers of this Amendment and the performance by the Existing Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the authority of each of the Existing Borrowers, (ii) have been duly authorized by all necessary proceedings or actions by each of the Existing Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Existing Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Existing Borrowers, and (iv) do not conflict with any provision of the charter, by-laws or any agreement or other instrument binding upon any of the Existing Borrowers;

     4. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents to which each of the Existing Borrowers is a party constitute the legal, valid and binding obligations of each of the Existing Borrowers (as the case may be) enforceable against each such Person in accordance with their respective terms;

     5. that the Existing Borrowers are in current compliance with and after giving effect to the Reorganization (including any borrowings made or to be made in connection therewith), and to the extent that such Existing Borrowers survive the Reorganization, will continue to be in compliance with all of the covenants in Section 8 of the Credit Agreement on a pro forma historical combined basis as if the Reorganization occurred on the first day of the period of measurement; and

     6. that, taking into account the effects of this Amendment, no Material Adverse Effect will result from the consummation of the Reorganization.

     Section 12. Effectiveness.
                 -------------

     (a) With the exception of Sections 3, 6, 7 and 8 hereof, this Amendment shall be effective upon the occurrence of the following (the "Fifth Amendment Effective Date"):

     (i) receipt by the Administrative Agent of this Amendment signed by the Existing Borrowers, the Administrative Agent and the Majority Banks;

     (ii) receipt by the Administrative Agent of the Prudential Consent signed by each Noteholder;

     (iii) receipt by the Administrative Agent of evidence of proper authorization by the Borrowers of this Amendment and the Reorganization;

     (iv) the consummation of the Reorganization;

     (v) a copy of conforming amendments to the Purchase Agreements;

     (vi) an amendment fee, payable to each Bank executing this Amendment, in the amount of 0.05% of the applicable Bank's Total Commitment (the "Amendment Fee"), provided, that each Bank executing this Amendment must
                       --------
     have returned a copy of its original executed counterpart of this Amendment to the Administrative Agent, via facsimile, by 5:00 P.M. on March 30, 2001 in order to be entitled to the Amendment Fee;

     (vii) receipt by the Collateral Agent of the opinion of Wyrick Robbins Yates and Ponton LLP addressed to the Collateral Agent regarding the Reorganization, the Collateral Agent's rights in the Collateral, the valid formation of the Existing

     Borrowers and the due authority of the Existing Borrowers to execute the Loan Documents, as well as such other matters as reasonably requested by the Collateral Agent and other opinions as the Collateral Agent may reasonably request;

     (viii) an updated Schedule 5.17 to the Credit Agreement;

     (ix) receipt by the Administrative Agent of all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to effect, protect and preserve a legal, valid and enforceable first priority (except for Permitted Liens) security interest in and lien upon the Collateral shall have been duly taken. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent; and

     (x) receipt by the Administrative Agent of all such other closing documents as reasonably requested by the Administrative Agent.

(b) Sections 3, 6, 7 and 8 of this Amendment shall become effective upon:

     (i) the Bond Closing Date; and

     (ii) the pledge and delivery of the Intercompany Debentures to the Collateral Agent.

     Section 13. Costs and Expenses.
                 ------------------

     The Borrowers acknowledge and agree that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in Section 15 of the Credit Agreement.

     Section 14. Miscellaneous Provisions.
                 ------------------------

     (a) The consents and waivers granted herein are limited strictly to their terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of the Borrowers' Obligations contained in the Credit Agreement, the other Loan Documents and shall not impair any rights consequent thereon. The Administrative Agent and the Banks shall not have any obligation to issue any further consent with respect to the subject matter of this Amendment or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Administrative Agent or the Banks under the Credit Agreement or the other Loan Documents.

     (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this

Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    WASTE INDUSTRIES, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    DUPLIN COUNTY DISPOSAL, LLC
                                    VAN BUREN COUNTY LANDFILL, LLC
                                    WASTE INDUSTRIES LANDCO, LLC
                                    WASTE SERVICES OF NORTH CAROLINA,
                                    LLC
                                    NORTH MECKLENBURG SANITATION, LLC
                                    ECO SERVICES, LLC
                                    SOUTHERN WASTE SERVICES OF
                                    MISSISSIPPI, LLC
                                    QUICK-WAY SALVAGE, LLC
                                    KABCO OF NORTH CAROLINA, LLC
                                    WI-ACS, LLC
                                    RELIABLE TRASH SERVICE, LLC
                                    SOUTHERN WASTE OF ALABAMA, LLC
                                    WASTE INDUSTRIES OF MISSISSIPPI, LLC
                                    WASTE SERVICES OF MEMPHIS, LLC
                                    WASTECO, LLC
                                    LAURENS COUNTY LANDFILL, LLC
                                    S & S ENTERPRISES OF MISSISSIPPI, LLC
                                    SAMPSON COUNTY DISPOSAL MERGECO,
                                    LLC


                                         By: Waste Industries, Inc.,
                                             its Manager


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                    SAFEGUARD LANDFILL MANAGEMENT, LLC
                                    SHAMROCK ENVIRONMENTAL SERVICES, LLC
                                    TRANSWASTE SERVICES, LLC


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                    S. & S. ENTERPRISES, INC.
                                    SAMPSON COUNTY DISPOSAL, INC.
                                    RAILROAD AVENUE DISPOSAL, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                    OLD KINGS ROAD SOLID WASTE, LLC
                                    WASTE INDUSTRIES PROPERTY CO., LLC
                                    RAILROAD AVENUE DISPOSAL, LLC


                                      By:  Waste Industries of Mississippi, LLC,
                                           its Manager


                                           By: Waste Industries, Inc.,
                                               its Manager


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    LIBERTY WASTE LENDING COMPANY, LLC


                                    By:    Waste Services of Memphis, LLC,
                                           its Manager


                                           By:      Waste Industries, Inc.,
                                                    its Manager


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                    WASTE SERVICES OF TENNESSEE, LLC


                                       By: WasteCo, LLC
                                           its Manager


                                           By:    Waste Industries, Inc.,
                                                  its Manager


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:


                                    WASTE INDUSTRIES OF TENNESSEE, LLC


                                    By:    Waste Services of Tennessee, LLC,
                                           its Manager


                                           By:     WasteCo, LLC,
                                                   its Manager


                                                   By: Waste Industries, Inc.,
                                                       its Manager


                                                       By:
                                                          ----------------------
                                                       Name:
                                                       Title:


                                    WASTE SERVICES OF DECATUR, LLC


                                    By:  Waste Industries of Tennessee, LLC,
                                         its Manager


                                          By:  Waste Services of Tennessee, LLC,
                                               its Manager


                                             By:  WasteCo, LLC,
                                                  its Manager


                                                  By:    Waste Industries, Inc.,
                                                         its Manager


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:

                                    WASTE HOLDINGS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    WASTE INDUSTRIES MERGECO, LLC


                                         By:  Waste Holdings, Inc.,
                                              its Manager


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

                                    AGENTS AND BANKS
                                    ----------------

                                    FLEET NATIONAL BANK, individually and as Administrative Agent


                                    By:
                                       -----------------------------------------
                                    Name: Timothy M. Laurion, Managing Director


                                    BRANCH BANKING AND TRUST COMPANY,
                                    individually and as Documentation Agent


                                    By:
                                       -----------------------------------------
                                    Name:


                                    COMERICA BANK


                                    By:
                                       -----------------------------------------
                                    Name:


                                    WACHOVIA BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:


                                    FIRST UNION NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:


                                    CITIZENS BANK OF MASSACHUSETTS (as
                                    successor to USTRUST)


                                    By:
                                       -----------------------------------------
                                    Name:

                                    CENTURA BANK


                                    By:
                                       -----------------------------------------
                                    Name:


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.


                                    By:
                                       -----------------------------------------
                                    Name:


                                    By:
                                       -----------------------------------------
                                    Name:

                                   NOTEHOLDERS

                 (for the purposes of Sections 6, 7 and 8 only)

                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                              By:
                                 -----------------------------------------------
                                   Title: Vice President


                              PRUCO LIFE INSURANCE COMPANY


                              By:
                                 -----------------------------------------------
                                   Title: Vice President


                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


                              By:
                                 -----------------------------------------------
                                   Title: Vice President


                              U.S. PRIVATE PLACEMENT FUND


                              By: Prudential Private Placement Investors, L.P.,
                                  As Investment Advisor,

                                      by Prudential Private Placement
                                      Investments, Inc., as its general partner


                              By:
                                 -----------------------------------------------
                                   Title: Vice President